UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

MARTIN MARIETTA MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2026, the shareholders of Martin Marietta Materials, Inc. (the “Company”) voted to approve the Martin Marietta Amended and Restated Stock-Based Award Plan (the “Plan”). A description of the Plan is included as Appendix C in the Company’s definitive proxy statement for the annual meeting of shareholders held on May 14, 2026, filed with the Securities and Exchange Commission on April 15, 2026 (the "Proxy Statement"), which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 14, 2026. Of the 60,256,208 shares outstanding and entitled to vote, 54,913,555 shares were represented at the meeting, or a 91% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following ten individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2027, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	50,202,739	2,225,718	64,483	2,420,615

Gayla J. Delly	52,391,823	71,523	29,594	2,420,615

Anthony R. Foxx	52,247,028	215,584	30,328	2,420,615

Martin J. Lyons, Jr.	52,384,015	77,582	31,343	2,420,615

Mary T. Mack	52,176,430	260,609	55,901	2,420,615

C. Howard Nye	51,106,958	1,362,836	23,146	2,420,615

Laree E. Perez	51,548,634	917,215	27,091	2,420,615

Thomas H. Pike	52,203,337	266,066	23,537	2,420,615

Donald W. Slager	51,997,780	465,916	29,244	2,420,615

David C. Wajsgras	52,197,364	265,175	30,401	2,420,615

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2026. The voting results for this ratification were 54,541,009 shares voted for; 328,309 shares voted against; and 44,237 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. The voting results for this approval were 51,322,167 shares voted for; 960,974 shares voted against; 209,799 shares abstained from voting; and there were 2,420,615 broker non-votes.

Proposal 4 — Approval of the Martin Marietta Amended and Restated Stock-Based Award Plan

Approved the Martin Marietta Amended and Restated Stock-Based Award Plan adopted by the Board of Directors on February 19, 2026. The voting results for this approval were 51,804,036 shares voted for; 592,460 shares voted against; 96,444 shares abstained from voting; and there were 2,420,615 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1

Martin Marietta Amended and Restated Stock-Based Award Plan (incorporated by reference to Appendix C to the definitive proxy statement on Schedule 14A filed by Martin Marietta Materials, Inc. on April 15, 2026 (File No. 001-12744))

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date:	May 14, 2026	By:	/s/ George F. Schoen
George F. Schoen, Executive Vice President, General Counsel and Corporate Secretary